================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2005


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


            CAYMAN ISLANDS                           0-13857                             98-0366361
    (State or other jurisdiction of         (Commission file number)      (I.R.S. employer identification number)
    incorporation or organization)


          13135 SOUTH DAIRY ASHFORD, SUITE 800
                   SUGAR LAND, TEXAS                                               77478
        (Address of principal executive offices)                                 (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

                                                                        FORM 8-K


ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This report is furnished in accordance with General Instruction B.2 of Form 8-K.

         On January 27, 2005, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of such press release is included as Exhibit 99.1 and will be published in the "Newsroom" area on the Registrant's web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 Noble Corporation Press Release dated January 27, 2005, announcing the financial results for the quarter and year ended December 31, 2004.

                                                                        FORM 8-K


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NOBLE CORPORATION


Date:  January 27, 2005               By: /s/ MARK A. JACKSON
                                          --------------------------------------
                                          Mark A. Jackson,
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer, Controller and
                                          Assistant Secretary

                                                                        FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

Exhibit 99.1 Noble Corporation Press Release dated January 27, 2005, announcing the financial results for the quarter and year ended December 31, 2004.